LORD ABBETT SERIES FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203

Lord Abbett Series Fund, Inc. (the "Fund") is a diversified open-end management investment company incorporated under Maryland law on August 28, 1989. The Fund is a series fund currently comprised of two separate portfolios. This Prospectus relates only to a new class of shares (the "Pension Class") of the Growth and Income Portfolio (the "Portfolio"), which Pension Class offered exclusively to certain pension or retirement plans. The Portfolio's other class of shares, which are offered to life insurance companies for certain variable annuity contracts (the "Variable Contract Class"), and the shares of the Fund's Global Equity Portfolio are described by a separate Prospectus. Each class of shares of the Portfolio bears certain separate class expenses. See "Shareholder Rights". The Portfolio seeks long-term growth of capital and income without excessive fluctuation in market value. There can be no assurance that the Portfolio will attain its objective. This Prospectus relates to the Pension Class and sets forth concisely the information that a prospective investor in the Pension Class should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733.

The date of this Prospectus, and the date of the Statement of Additional Information, is October 31, 1996.

PROSPECTUS
Investors should read and retain this Prospectus for future reference. Shareholder inquiries should be made in writing directly to the Fund or by calling 800-821-5129.
Pension Class shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Portfolio involves risks, including the possible loss of principal.

        CONTENTS                                     PAGE
        1       Fee Table                               2
        2       The Fund                                2
        3       Investment Objective and Policies       2
        4       Risk Factors                            4
        5       Portfolio Turnover Rates                4
        6       Management                              4
        7       Expenses of the Pension Class           5
        8       Shareholder Rights                      5
        9       Purchase and Redemption of Shares       6
        10      Dividends and Distributions             7
        11      Tax Status                              7
        12      Net Asset Value                         7
        13      Performance                             8
        14      General Information                     8

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. FEE TABLE

A summary of the Portfolio's Pension Class expenses is set forth in the table below. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                            Pension Class
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load on Purchases
(See "Purchase and Redemption of Shares")       None
Deferred Sales Load
(See "Purchase and Redemption
 of Shares")                                    None
Annual Class Operating Expenses
(as a percentage of average net assets)
Management Fee (See "Management")             .50%
12b-1 Fee (See "Purchase and Redemption
 of Shares")                                  .45%(1)
Other Expenses (See "Management")             .25%(2)
Total Operating Expenses                     1.20%(2)


EXAMPLE: Assume Pension Class' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would have paid the following total expenses if you closed your account after the number of years indicated.

                      1 year  3 years

Pension Class           $12     $38

(1) Although the Pension Class has no front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plan applicable to the Pension Class (which pays annual 0.20% service and 0.25% distribution fees), more than the economic equivalent of the maximum front-end sales charge permitted by certain rules of the National Association of Securities Dealers, Inc.
(2) Pension Class expenses are estimated for the fiscal year.
The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in Pension Class shares.

2. THE FUND

The Fund is a series fund currently comprised of two separate and active portfolios.

This Prospectus relates only to the Pension Class of the Growth and Income Portfolio. Shares of the Variable Contract Class are offered through a separate Prospectus exclusively to insurance companies as the underlying investment for certain variable annuity contracts. The only way to obtain beneficial ownership of Variable Contract Class shares is to purchase such a variable annuity contract. Because sales charges and expenses vary between these two classes, performance also will vary. Further information, including a current prospectus, about the Variable Contract Class and such variable annuity contracts may be obtained by calling 800-523-1661.

Each share of a class of common stock of the Fund has a par value of $.001 per share and has one vote and an equal right to dividends and distributions. All shares have noncumulative voting rights for the election of Directors. Each share is fully paid, nonassessable and freely transferable. There are no liquidation, conversion or preemptive rights. The fiscal year-end of the Fund is December 31.

3. INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is long-term growth of capital and income without excessive fluctuation in market value. There is no assurance that the investment objective of the Portfolio will be met.
The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forgo some opportunities for gains when, in managements' judgment, they carry excessive risk. The Fund is managed on a day-to-day basis by its officers under the overall direction of the Board of Directors with the advice of Lord, Abbett & Co.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies which are expected to show above-average growth and which are in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. The Fund Management will constantly seek to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power, the Portfolio may invest in straight bonds and other fixed income securities.

OTHER INVESTMENT POLICIES AND TECHNIQUES OF THE PORTFOLIO
When the Fund Management believes the Portfolio should assume a temporary defensive position because of unfavorable investment conditions, the Portfolio may temporarily hold its assets in cash and high- quality short-term money market instruments.

See "Risk Factors" below for a discussion of special diversification standards which the Portfolio will meet in the event it is in a temporary defensive position.

The Portfolio intends to utilize from time to time one or more of the investment techniques identified below and described in the Statement of Additional Information, including covered call options, rights and warrants and repurchase agreements. It is the Portfolio's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the portfolio intends to use them to reduce risk and volatility in the Portfolio, although this result cannot be assured by the use of such investment techniques.

COVERED CALL OPTIONS. The Portfolio may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

RIGHTS AND WARRANTS. The Portfolio may invest in rights and warrants to purchase securities. Included within these purchases, but not exceeding 2% of the value of its net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The Portfolio requires at all times that the repurchase agreement be collateralized by cash or U. S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Portfolio to keep all of the its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

OTHER POLICIES OF THE PORTFOLIO
It is our current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of the policies identified below.

CLOSED-END INVESTMENT COMPANIES.   The  Portfolio  may  invest  in  closed-end
investment companies if bought in the open market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn income by lending its securities if the loan is collateralized and complies with regulatory requirements.

EMERGENCY BOROWING. The Portfolio will be permitted to borrow money up to one-third of the value of its total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of the Portfolio's total assets (at current value), this borrowing is not for investment leverage to purchase securities. As a matter of operating policy, the Portfolio will not borrow more than 25% of its total assets taken at current value.

CHANGE IN INVESTMENT OBJECTIVE
The Portfolio will not change its investment objective without Portfolio shareholder approval. However, the foregoing policies and techniques of the Portfolio are not fundamental. Therefore, if it is determined that the objective of the Portfolio can be achieved better by a substantive change in such a policy or technique, the change will be made without Portfolio shareholder approval by disclosing it in the Prospectus.

INVESTMENT RESTRICTIONS
In addition to the investment objective set forth above, certain restrictions relating to the investment of assets of the Portfolio are set forth in the Statement of Additional Information.These investment restrictions also are deemed fundamental and neither these restrictions nor the Portfolio's investment objective may be changed without the approval of the holders of a majority of the outstanding shares of each affected class of the Portfolio. For this purpose, the holders of the shares of the Pension Class will vote together as a single class with the holders of shares of each other class of the Portfolio.

4. RISK FACTORS

Since the Portfolio's other class of shares, the Variable Contract Class, was established as the underlying investment for variable contracts issued by life insurance companies, the Portfolio assets attributable to the Pension Class of shares also must meet the variable contract diversification requirements under
Section 817(h) of the Internal Revenue Code. However, under normal circumstances, when the Portfolio is fully invested, it will meet the diversification standards for a regulated investment company and the variable contract diversification requirements, although complied with, will not come into play. If the Portfolio is temporarily defensive, such variable contract diversification requirements are more likely to come into play. See the Statement of Additional Information for a description of the variable contract diversification requirements.

The diversification standards for a regulated investment company require at the end of each quarter of the taxable year that (a) not more than 25% of the Portfolio's total assets be invested in any one issuer and (b) with respect to 50% of the Portfolio's total assets, no more than 5% of the Portfolio's total assets be invested in any one issuer (except U.S. Government securities). The Portfolio as a "diversified investment company" under the Investment Company Act of 1940, as amended (the"Act") is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities.

The Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The prices of long-term debt securities are more volatile than those of short-term debt securities. When interest rates go up or down, the market value of such long-term debt securities tends to go down or up, respectively, to a greater extent than in the case of short-term debt securities.

5. PORTFOLIO TURNOVER RATES

For the years ended December 31, 1994 and 1995, the portfolio turnover rates of the Portfolio were 68.94% and 70.30%, respectively. Higher portfolio turnover rates may involve correspondingly higher brokerage costs which would have to be borne directly by the Portfolio and ultimately by its shareholders.

6. MANGEMENT

The Portfolio is managed by the Fund's officers on a day-to-day basis under the overall direction of the Fund's Board of Directors. The Portfolio employs Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $20 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides the Portfolio with investment management services and executive and other personnel, pays the remuneration of its officers, provides the Portfolio with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Portfolio and certain other costs. The Fund pays all other expenses not expressly assumed by Lord Abbett. See "expenses of the Pension Class" below. Lord Abbett provides similar services to twelve other funds having their own investment objectives and also advises other investment clients.

Mr. W. Thomas Hudson, Jr. is Executive Vice President of the Fund and is primarily responsible for the day-to-day management of the Portfolio. Mr. Hudson has been employed by Lord Abbett for thirteen years.

Under the Management Agreement, the Portfolio is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for the Portfolio for each month at an annual rate of 0.50 of 1%. Lord Abbett may waive its management fee and/or advance other expenses of the Portfolio.

In selecting broker-dealers to execute portfolio transactions for the Fund's Portfolio, if two or more broker-dealers are considered capable of best execution, the Fund may prefer the broker-dealer who has sold Portfolio shares and/or shares of other Lord Abbett-sponsored funds.

7. EXPENSES OF THE PENSION CLASS

The Pension Class will bear the cost of the Rule 12b-1 Plan (discussed under "Purchase and Redemption of shares" below) and other expenses and fees attributable and allocated to the Pension Class. Such expenses could include (a) transfer and shareholder servicing agent fees and shareholder servicing costs identified as being attributable to the Pension Class, (b) stationery, printing, postage and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to shareholders of the Pension Class, (c) registration fees incurred by the Pension Class (d) expenses of administrative and personnel services as required to support the shareholders of the Pension Class, (e) accounting expenses, auditors fees, litigation expenses and legal fees and expenses relating to the Pension Class,
(f) expenses incurred in connection with shareholders meetings as a result of issues relating to the Pension Class and (g) other expenses related solely to the Pension Class. As provided in a revenue ruling obtained from the Internal Revenue Service, such expenses allocated to a class (other than Rule 12b-1 Plan expenses and shareholder services plan fees) may not equal or exceed during a year 0.50 of 1% of the average net asset value of the class within the Portfolio that has the smaller average net asset value.

Expenses attributable to the Portfolio, but not a particular class within the Portfolio, will be allocated to the Pension Class and each other class of the Portfolio based upon their relative net asset values. Such Portfolio expenses could include advisory fees and custodian fees and fees and expenses related to the preparation of separate documents of the Portfolio, such as an annual report for the Portfolio.

Fund expenses that are not attributable to a particular portfolio or class will be allocated among the portfolios based upon their relative net asset values, and any expenses allocated in this manner to the Portfolio will be allocated to the Pension Class and each other class of the Portfolio as described above. Such Fund expenses could include directors' fees, fees and expenses related to the preparation of documents of the Fund, such as an annual report of the Fund, accounting expenses, auditors fees and legal expenses relating to the Fund and expenses incurred in connection with shareholders meetings involving all the portfolios and classes of the Fund.

8. SHAREHOLDER RIGHTS

Each Pension Class share represents from time to time a proportionate interest in the assets of the Portfolio determined as set forth below under "Net Asset Value". On any matters submitted for a vote of shareholders, all shares of the Portfolio (and of any other portfolio) then issued and outstanding shall be voted as a single class, except that matters concerning fewer than all classes or portfolios shall be voted upon by the class(es) or portfolio(s) that are affected. The holder of each share of stock entitled to vote will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Fund as shares of another class.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called at the request in writing of a majority of the Board of Directors or by shareholders holding at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting. The Fund will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Directors were elected by the shareholders. The Directors also shall call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares. Under the By-Laws of the Fund and in accordance with the Act, shareholder approval of the independent auditors of the Fund will not be required except when shareholder meetings are held.

9. PURCHASE AND REDEMPTION OF SHARES

Pension Class shares are currently sold at net asset value (see below) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain record keeping, administrative and/or sub-transfer agency services to the Fund on behalf of the record or beneficial Pension Class shareholders.
Purchases and redemption of Pension Class shares will be effected at net asset value by trustees, custodians or employers on behalf of plan participants who will not deal directly with the Fund.

DISTRIBUTION OF PENSION CLASS SHARES
Pursuant to a Distribution Agreement (the "Agreement") between Lord Abbett Distributor LLC ("Lord Abbett Distributor") and the Fund, Lord Abbett Distributor is the distributor of the Pension Class shares. The shares of the Pension Class are purchased and redeemed at net asset value. Lord Abbett Distributor reserves the right to suspend, change or withdraw the offering of shares of the Pension Class or any of the terms of such offering.

PENSION CLASS RULE 12B-1 PLAN. The Fund has adopted on behalf of the Portfolio a Pension Class share Rule 12b-1 Plan (the "Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Pension Class shareholder accounts and otherwise to encourage those accounts to remain invested in the Portfolio and (b) to sell Pension Class shares of the Portfolio. Under the Plan, in order to save on the expense of shareholders meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Act, is authorized to approve annual fee payments from the Pension Class assets of up to 0.75 of 1% of the average net asset value of such assets consisting of distribution and service fees, at maximum annual rates not exceeding 0.50 and 0.25 of 1%, respectively (the "Fee Ceiling").

Under the Plan, the Board has approved payments from Pension Class assets to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of 0.20 of 1% of the average daily net asset value of the Pension Class shares serviced by authorized institutions, (2) a distribution fee of up to 0.25 of 1% of the average daily net asset value of the Pension Class shares sold by authorized institutions which have a satisfactory program for the promotion of such shares. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Pension Class shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Pension Class shares. Any such payments are subject to the Fee Ceiling. Any payments under the Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Lord Abbett Distributor may pay additional concessions to authorized institutions which, during a specified period, sell a minimum dollar amount of Pension Class shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain authorized institutions expected to sell significant amounts of shares. These additional concessions may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the authorized institutions.

Authorized institutions may receive different compensation with respect to one class of Portfolio shares over the other.


10. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income may be taken in cash or additional shares at net asset value (without a sales charge) and will be paid to shareholders in July and December.

A long-term capital gains distribution is made if the Portfolio has net profits during a year from sales of securities which the Portfolio has held more than one year. If the Portfolio realizes net short-term capital gains, they also will be distributed. Any capital gains will be distributed annually in December. You may take them in cash or additional shares at net asset value.

11. TAX STATUS

It is the intention of the Fund to have the Portfolio qualify, and for the fiscal year ended December 31, 1995 it did qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"). The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Shareholders may be subject to a $50 penalty under the Code and the Fund may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds, and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

12. NET ASSET VALUE

Pension Class shares are sold and redeemed at a price equal to the net asset value per share next determined after receipt of the sales order or request for redemption. Net asset value per Pension Class share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business by taking the Pension Class' pro rata share of the value of the total assets of the Portfolio, deducting the Pension Class' pro rata share of Portfolio liabilities common to all classes, deducting the liabilities allocated specifically to the Pension Class, and then dividing the result by the number of Pension Class shares outstanding at the time of calculation.

Orders for shares received by the Fund prior to the close of the New York Stock Exchange ("NYSE"), or received by authorized institutions prior to such close and received by Lord Abbett Distributor in proper form prior to the close of its business day are executed at the applicable per share net asset value effective as of the close of the NYSE that next business day. The authorized institution is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in the Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

13. PERFORMANCE

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Portfolio. Total return information will include the Portfolio's average annual compounded rate of return with respect to a class for a given period, based upon the value of the class' shares acquired through a hypothetical $1000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all dividends and distributions at net asset value. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

"Yield" for the classes of the Portfolio is calculated by dividing each class' annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time.

14. GENERAL INFORMATION

The Fund's Custodian is The Bank of New York, 48 Wall Street, New York, New York 10286. The Fund's transfer agent and dividend disbursing agent is United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri 64141. The Fund's subtransfer and servicing agent with respect to the Pension Class shares is Merrill Lynch Pierce, Fenner & Smith Incorporated, 250 Vescey Street, World Financial Center, North Tower, New York, New York 10281. The Fund's auditors are Deloitte & Touche LLP, Two World Financial Plaza, New York, New York 10281. The Fund's counsel is Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022.

                    STATEMENT OF ADDITIONAL INFORMATION
                         LORD ABBETT SERIES FUND, INC.
                                                            October 31, 1996


     This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. This Statement relates to, and should be read in conjunction wi th, the Prospectus dated October 31, 1996, both of which initially offer to certain pension and retirement plans a new class of shares (the "Pension Class") of the Growth & Income Portfolio (the "Portfolio"). The Board of Directors will allocate these authorized shares among the classes of each Ser ies from time to time.

Rule 18f-2 under the Investment Company Act of 1940 as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substan tially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from its separate voting requirements.

     Shareholder inquiries should be made by writing directly to the Fund or by calling (800) 874-3733.




   TABLE OF CONTENTS                                    Page

 Investment Objective and Policies                . .      2

 Directors and Officers. . . . . . . . . . . . . . . . . . 5

 Control Persons and Principal Holders of Securities . . . 7

 Investment Advisory and Other Services. . . . . . . . . . 8

 Portfolio Transactions. . . . . . . . . . . . . . . . . . 9

 Net Asset Value of Fund Shares. . . . . . . . . . . . . .10

 Dividends and Distributions . . . . . . . . . . . . . . .11

 Distribution Arrangements . . . . . . . . . . . . . . . .11

 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .12

 Calculation of Performance Data . . . . . . . . . . . . .12

 Financial Statements. . . . . . . . . . . . . . . . . . .14

1.
Investment Objective and Policies

The Portfolio's investment objective and policies are described in the Prospectus relating to the Pension Class of the Portfolio under "Investment Objective and Policies". In addition to this investment objective, the Portfolio is subject to the following investment restrictions which cannot be c hanged without approval of a majority of the outstanding shares of the Portfolio. The Portfolio may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;
(3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amou nt borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);
(4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" be low; (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with r egulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of the Portfolio's assets); (7) pledge, mortgage or hypothecate its assets; howe ver, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except se curities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (10) buy secur ities if the purchase would then cause the Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities; (11) buy voting securities if the purchase would then cause the Portfolio to own more than 10% of the outstanding voting stock of any one is suer; (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and s uch persons together own more than 5% of such securities; (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or (14) buy securities from or sell them to the Fund's officers, directors, or employees, or to the Investment Manager or to its partners, directors and employees.

Changes in Fund Objectives, Restrictions, Policies and Strategies

 The Portfolio's investment objective described in the Prospectus and the Portfolio's investment restrictions described above in this Statement of Additional Information, both under the same heading "Investment Objective and Policies", can be changed only with the approval of a majority of the outs tanding shares of the Portfolio. All of the Portfolio's policies and techniques, including those described below, can be changed without such approval.

Other Investments. Described below are other Portfolio policies and techniques applicable to the Portfolio as indicated.

Investment Techniques for the Fund's Portfolio

Fund Management intends to utilize from time to time one or more of the investment techniques described below including covered call options, rights and warrants and repurchase agreements. It is the Fund Management's current intention that no more than 5% of the Portfolio's net assets will be at r isk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund Management intends to use them to reduce risk and volatility.

Covered Call Options. The Portfolio may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a f ixed date at a predetermined price.

 The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. The writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, in exchange for the premium received, th e writer of the call gives up the gain possibility of the stock appreciating beyond the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium less brokerage commissions and fees plus the difference be tween the strike price of the call and the market price of the underlying security.

 The Portfolio will not use call options on individual equity securities traded on foreign securities markets.

The Fund's custodian will segregate cash or permitted securities in an amount not less than the value of the Portfolio's assets committed to written covered call options. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i. e. marked to market) so that the segregated amount will not be less than the amount of the Portfolio's commitments with respect to such written options.

Rights and Warrants. The Portfolio may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

 Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a s tipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

 Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

 Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upo n price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Portfolio have a total value i n excess of the value of the repurchase agreement. The Portfolio requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Portfolio to kee p all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

 The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the selle r of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptc y. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Portfolio acknowledges these risks, it is expected that they can be controlled through stringent selection criteria an d careful monitoring procedures. The Portfolio intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Portfolio to present minimal credit risks. The Portfolio will monitor creditworthiness of the repurchase agreement sellers on an ongoing ba sis.

Restricted or Not Readily Marketable Securities for the Portfolio

 Although the Portfolio has no current intention of investing in such securities in the foreseeable future, no more than 5% of the value of the Portfolio may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (excluding securities qualifying for res ale under SEC Rule 144A that are determined by the Board, or by Lord Abbett & Co. pursuant to the Board's delegation, to be liquid securities), repurchase agreements with maturities of more than seven days, over-the-counter options and securities which are not readily marketable.

Lending of Securities by the Portfolio

 Although the Portfolio has no current intention of doing so in the foreseeable future, the Portfolio may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured con tinuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. Du ring the existence of a loan the Portfolio will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 15% of the value of the Portfolio's total assets.

Portfolio Turnover Rates

During the fiscal year ended December 31, 1995, the portfolio turnover rate of the Portfolio was 70.30%. During the fiscal year ended December 31, 1994, the portfolio turnover rate of the Portfolio was 68.94%.

                                    2.
                          Directors and Officers

The following director is a partner of Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203 ("Lord Abbett"). He has been associated with Lord Abbett for over five years and is also an officer and director or trustee of the twelve other Lord Abbett-sponsored funds described under "Investment Advisory and Other Services." He is an "interested person" as defined in the Investment Company Act of 1940, as amended, (the "Act") and as such, may be considered to have an indirect financial interest in any Rule 12b-1 Plan adopted by the Portfolio.

Robert S. Dow, Age 51, Chairman and President

The following outside directors are also directors of the twelve other Lord Abbett sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 South Beach Road
Hobe Sound, Florida

Retired. Formerly Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp., and prior to tha t, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle S.A. Switzerland. Currently serves as Director of Den West Restaurant Co., J.B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Co.
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

 The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth t he total compensation payable by such funds to the outside directors. The information provided is for the fiscal year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer .

      Compensation Table for the Fiscal Year Ended December 31, 1995

          (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by             Retirement Proposed    Total Compensation
                           Aggregate           the Twelve             to be Paid by the      Accrued by the
                           Compensation        Other Lord             Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
NAME OF DIRECTOR           the Fund(1)         Funds                  sponsored Funds(2)     Funds(3)
----------------           ----------          -------------------    ------------------     -------------------

E.Thayer Bigelow            $407            $9,772                 $33,600                $41,700
Stewart S. Dixon            $393            $22,472                $33,600                $42,000
John C. Jansing             $420            $28,480                $33,600                $42,960
C. Alan MacDonald           $401            $27,435                $33,600                $42,750
Hansel B. Millican, Jr      $420            $24,707                $33,600                $43,000
Thomas J. Neff              $410            $16,126                $33,600                $42,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts accrued by the Fund for the year ended December 31, 1995, are as set forth after each outside Director's name above. The total amount accrued for each outside Director since the beginning of his tenure with the Fund, together with dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows as of December 31, 1995: Mr. Bigelow, $547; Mr. Dixon, $724; Mr. Jansing, $1,180; Mr. MacDonald, $699; Mr. Millican, $1,175; and Mr. Neff, $1,166.


2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre- retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the a nnual retainers payable by such funds were the same as they were today. The amounts accrued in column 3 were accrued by Lord Abbett-sponsored funds during the fiscal year ended December 31, 1995 with respect to the retirement benefits in column 4.


3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees: William T. Hudson, age 53, Executive Vice President; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 44; Daniel E. Carper, age 44; Daria L. Foster, age 42; Robert G. Morris, age 51; Robert Noelke, age 3 9; E. Wayne Nordberg, age 59; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; Victor W. Pizzolato, age 63; John J. Walsh, age 60, Vice Presidents; and Keith F. O'Con nor, age 40, Vice President and Treasurer.

The Fund's by-laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called at the request of a majority of the Board of Di rectors or by stockholders holding at least one-quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Under the By-laws and in accordance with the Act, stockholder approval of the independent auditors of the Fund will not be required except when such meetings are held.

                                    3.

  Control Persons and Principal Holders of Securities Substantial Shareholders

As of March 29, 1996, COVA Variable Annuity Account One, a separate account of COVA Financial Services Life Insurance Company, One Tower Lane, Oakbrook Terrace, Illinois 60181 ("COVA Life"), was known to the Board of Directors and the management of the Fun d to own of record 13,680,048 shares representing 0.11% of the total shares issued and outstanding of the Portfolio and Lord Abbett was known to own of record 15,185 shares representing 99.89% of the total shares issued and outstanding. As of that date, the officers and directors of the Fund toget her owned no variable contracts.

                                    4.

                  Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kennet h B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett and COVA Life provided operating funds to the Fund through their purchase of the initial shares of the Fund.

Lord Abbett acts as investment manager for twelve other investment companies comprising the Lord Abbett family of funds. The names of these investment companies are: Lord Abbett Affiliated Fund, Inc., Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett De veloping Growth Fund, Inc., Lord Abbett Global Fund, Inc., Lord Abbett Mid-Cap Value Fund, Inc., Lord Abbett Tax-Free Income Fund, Inc., Lord Abbett Tax-Free Income Trust, Lord Abbett Equity Fund, Lord Abbett U.S. Government Securities Money Market Fund, Inc., Lord Abbett Securities Trust, Lord Ab bett Investment Trust and Lord Abbett Research Fund, Inc.

The services to be provided by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund on behalf of the Portfolio is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets of the Portfolio for each month, at the annual rate of .50 of 1% with respect to the Portfolio. This fee is allocated between the Portfolio's two classes based on each class's proportionate share of such daily net assets. For the year ended December 31, 1993, Lord Abbett was paid an advisory fee of $26 9,800 with respect to the Portfolio. For the year ended December 31, 1994, Lord Abbett was paid an advisory fee of $518,190 with respect to the Portfolio. For the year ended December 31, 1995, Lord Abbett was paid an advisory fee of $704,093 with respect to the Portfolio.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder serv icing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Due to different investment objectives or other factors, a particular security may be bought for one or more funds, portfolios or clients (for which Lord Abbett or its affiliates offer investment advice) when one or more are selling the same security. If opportunities for purchase or sale of securities by Lord Abbett for the Fund or for other funds, portfolios or clients for which it renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds , portfolios or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of Lord Abbett, or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Deloitte & Touche LLP, Two World Financial Plaza, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the F und including the examination of financial statements included in the Fund's annual report to shareholders.

The Bank of New York ("BNY"), 40 Wall Street, New York, New York 10286, is the Fund's custodian.

                                       5.

                          Portfolio Transactions

The Fund's policy is to obtain best execution on all portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage co mmissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transactions. The Fund's policy wi th respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-managed fund without the intervention of any b roker-dealer.

The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, for domestic assets, the selection is made by the Fund's traders who are officers of the Fund and a lso are employees of Lord Abbett. The Fund's traders do the trading as well for other accounts - investment companies (of which they are also officers) and other investment clients - managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

In the case of securities traded in the domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, the Fund pays a commission rate that it believes is approp riate to give maximum assurance that its brokers will provide the Fund, on a continuing basis, the highest level of brokerage services available. While the Fund does not always seek the lowest possible commission on particular trades, it believes that its commission rates are in line with the rate s that many institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transac tion or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts they manage. Such services include such factors as showing the Fund trading opportunities including blocks, willingness and ability to take positions in securities, knowledge of a particular securit y or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. Some of the Fund's brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage of other accounts managed by Lord Abbett may be used in connection with their services to the Fund, and not all of such research will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts.

The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are s ubject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not red uced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares through the sale of variable contracts may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as the Fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed dail y until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the b uying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

The Fund will not seek "reciprocal" broker-dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business. However, the Fund may receive quotations and pricing services without charge from broker-dealers selected on the basis of the Fund's policy described above.

During the fiscal years ended December 31, 1995, 1994 and 1993, the total dollar amounts of brokerage commissions paid by the Fund were $418,128, $285,241, and $253,502, respectively.

                                    6.

                      Net Asset Value of Fund Shares

Portfolio shares are sold and redeemed at a price equal to the shares net asset value. Net asset value per share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business, which is Monda y through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, by dividing the Portfolio's total net assets by the number of shares outstanding at the time of calculation. The Portfolio will also calculate such price on each other day on which there is a sufficient degree of trading in the Portfolio's securities such that the current net asset value of the Portfolio's shares might be materially affected by changes in the value of such Portfolio securities, but only if on any such day the Portfolio is required to purchase or redeem shares. Total net assets are determined by adding the total current value of Portfolio securities, cash, receivables, and other assets and subtracting liabilities. Portfolio shares will be sold and redeemed at the net asset value next determined after receipt of th e sales order or request for redemption.

Valuation of Securities Held in the Portfolio

Securities in the Fund's Portfolio are valued at their market value as of the close of the New York Stock Exchange. Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in the Portfolio are primarily valued based on their latest quoted bid price or, if such a price is not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that they are valued at their acquisition cost to reflect a constant amortizatio n rate to maturity of any premium or discount, rather than at current market value.

                                    7.

                        Dividends and Distributions

It is the Fund's intention to distribute substantially all the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio will consist of dividends and/or interest earned by the Portfolio less the expens es of such Portfolio.

All net realized capital gains of the Fund, if any, are declared and distributed annually to the shareholders of the Portfolio to which such gains are attributable.


                                    8.

                         Distribution Arrangements

General

Lord Abbett Distributor LLC, a subsidiary of Lord Abbett organized as a New York limited liability company, serves as the distributor in connection with the offering of the Fund's shares. Currently, only shares of the Growth and Income Portfolio are offer ed for sale. In connection with the sale of its shares, the Fund has authorized Lord Abbett to provide only such information and to make only such statements and representations which are not materially misleading or which are contained in Fund's then-current Prospectus or Statement of Additional Information or shareholder reports in such financial and other statements which are furnished to Lord Abbett by the Fund.

The Fund and Lord Abbett are parties to a Distribution Agreement that continues in force until January 30, 1997. The Distribution Agreement may be terminated by either party and will automatically terminate in the event of its assignment. The Distribution Agreement may be renewed annually if speci fically approved by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund provided that any such renewal shall be approved by the vote of a majority of the Directors who are not parties to the Distribution Agreement and are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Distribution Agreement.

Pension Class Rule 12b-1 Plan. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for the Pension Class (the "Plan"). In adopting the Plan and in approving its continuance, the Board of Directors has concluded that there is a r easonable likelihood that the Plan will benefit the Class and its shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow the Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized instituti ons than would otherwise be the case. The Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically appr oved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a me eting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approv al of a majority of the directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

                                    9.

                                   Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net re alized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities (including, in certain cir cumstances, gains from options, futures, forward contracts and foreign currencies) held for less than three months.

                                    10.

                      Calculation of Performance Data

The average annual compounded rate of return for each class of the Portfolio is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula: where P = a hypothetical initial payment of $1000

T = average annual total return

n = number of years

ERV = ending redeemable value of the hypothetical $1000 purchase at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Using this method to compute average annual compounded rates of total return for the Portfolio, the Portfolio's last one, five and the life of the fund periods ending on December 31, 1995 are: 29.80%, 17.60% and 14.86%, respectively. During these periods the only class of shares of the Portfolio existing was offered exclusively to insurance companies as the underlying investment for certain variable annuity contracts. That class of shares is now called the Variable Contract Class and the charges and expenses attributable to that class are differen t from those attributable to the Pension Class, the only class of the Portfolio offered by this Statement of Additional Information. For more information, including a current Prospectus and Statement of Additional Information, with respect to the Variable Contract Class and the variable contracts associated with such class call 800-523-1661.

                                       11.

                           Financial Statements

The financial statements for the fiscal year ended December 31, 1995 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1995 Annual Report to Shareholders of the Lord Abbett Series Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.